UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2017 (April 4, 2017)

Fifth Street Finance Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-33901	26-1219283
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

777 West Putnam Avenue, 3rd Floor
Greenwich, CT 06830
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 681-3600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)        On April 4, 2017, Patrick J. Dalton resigned as Chief Executive Officer of Fifth Street Finance Corp. (the “Company”). Also on April 4, 2017, Mr. Dalton resigned as a member of the Board of Directors (the “Board”) of the Company. Mr. Dalton’s resignation from the Board was not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH STREET FINANCE CORP.

Date: April 5, 2017	By:	/s/ Kerry S. Acocella
		Name:	Kerry S. Acocella
		Title:	Chief Compliance Officer